UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2006 (May 8, 2006)
GEVITY HR, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida (State of Incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / zip code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Item 7.01     Regulation FD Disclosure.
     On May 8, 2006, Gevity HR, Inc. announced an update to its investor presentation. A copy of the May 2006 presentation may be accessed via the Investor Relations section of the company’s website at www.gevity.com.
     The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC.
Dated: May 8, 2006	By:	/s/ Edwin E. Hightower, Jr.
Edwin E. Hightower, Jr.
Vice President and General Counsel